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                                                                    EXHIBIT 10.1

                               JOINDER AGREEMENT

                                                   Dated: As of December 7, 2004

     Reference is hereby made to a certain Accounts Receivable Financing Agreement dated as of May 27, 2003 (as amended from time to time, collectively, the "Loan Agreement"), by and between SILICON VALLEY BANK, a California chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" (the "Bank") and NAVISITE, INC. ("Navisite"), a Delaware corporation, CLEARBLUE TECHNOLOGIES MANAGEMENT, INC., a Delaware corporation, AVASTA, INC., a California corporation, CONXION CORPORATION, a California corporation, and INTREPID ACQUISITION CORP., a Delaware corporation (collectively, the "Original Borrowers"). All capitalized terms used herein without definitions shall have the meanings given such terms in the Loan Agreement.

     Further reference is made to that certain Joinder Agreement dated as of July 28, 2004 by and among the Existing Borrowers, LEXINGTON ACQUISITION CORP. ("Lexington" and, together with the Original Borrowers, the "Existing Borrowers"), and Bank, pursuant to which Lexington joined the Loan Agreement as a co-borrower.

1. Joinder to Loan Agreement. The undersigned, SUREBRIDGE SERVICES, INC., SUREBRIDGE ACQUISITION CORP., AND MANAGEDOPS.COM, INC., each a Delaware corporation (each, a "New Borrower", and, collectively, the "New Borrowers" and, together with the Existing Borrowers, jointly, severally and collectively, the "Borrower"), each hereby joins the Loan Agreement and each document, instrument and agreement executed in connection therewith (hereinafter, collectively, the "Loan Documents"), and agrees to comply with and be bound by all of the terms, conditions and covenants of the Loan Agreement and Loan Documents, as if each were originally named a "Borrower" therein. Without limiting the generality of the preceding sentence, each New Borrower agrees that it will be jointly and severally liable, together with each of the other New Borrowers and the Existing Borrowers, for the payment and performance of all obligations and liabilities of the Borrower under the Loan Agreement, including, without limitation, the Obligations. Each Borrower acknowledges that, to the extent the other Borrower has or may have certain rights of subrogation or reimbursement against the other for claims arising out of the Loan Agreement, that those rights are hereby waived.

2. Subrogation and Similar Rights. Notwithstanding any other provision of the Loan Agreement or other related document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating the Borrower to the rights of Bank under the Loan Documents) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by the borrower with respect to the Obligations in connection with the Loan Documents or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by the Borrower with respect to the Obligations in connection with the Loan documents or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under the Loan Agreement shall be null and void. If any payment is made to a Borrower in contravention of the Loan Agreement, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured.



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3.   Navisite as Agent: Assets Not Eligible. Each New Borrower hereby designates
     Navisite as its agent to request loans and other financial accommodations under the Loan Agreement and such loans and other financial accommodations are to be requested solely by the Navisite as agent for itself and each New Borrower. By its execution hereof, Navisite accepts such appointment.

4. Grant of Security Interest. To secure the prompt payment and performance of all of the Obligations, each New Borrower hereby grants to the Bank a continuing lien upon and security interest in all of such New Borrower's now existing or hereafter arising rights and interest in the Collateral, whether now owned or existing or hereafter created, acquired, or arising, and wherever located, including, without limitation, all of such New
     Borrower's: Inventory, Equipment, Payment Intangibles, Letter-of-Credit Rights, Supporting Obligations, Accounts, and General Intangibles, Intellectual Property, Deposit Accounts, and all money, and all property now or at any time in the future in the Bank's possession (including claims and credit balances), and all proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products and all books and records related to any of the foregoing. Each New Borrower further covenants and agrees that by its execution hereof it shall provide all such information, complete all such forms, and take all such actions, and enter into all such agreements, in form and substance reasonably satisfactory to the Bank that are reasonably deemed necessary by the Bank in order to grant a valid, perfected security interest to the Bank in the Collateral. Each New Borrower hereby authorizes the Bank to file financing statements, without notice to such New Borrower, with all appropriate jurisdictions in order to perfect or protect the Bank's interest, which financing statements may indicate the Collateral as "all assets of the Debtor" or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in the Bank's discretion. Each New Borrower has executed and delivered a duly completed Perfection Certificate as of the date hereof and attached as Exhibit A hereto (the "Perfection Certificate"), and represents and warrants as provided in the Loan Agreement with respect to the matters set forth in the Perfection Certificate.

5. Delivery of Documents. Each New Borrower hereby agrees that the following documents shall be delivered to the Bank prior to or concurrently with this Joinder Agreement, each in form and substance satisfactory to the Bank:

     1. copies, certified by a duly authorized officer of such New Borrower to be true and complete as of the date hereof, of each of (i) the governing documents of such New Borrower as in effect on the date hereof, (ii) the resolutions of the New Borrower authorizing the execution and delivery of this Joinder Agreement, the other documents executed in connection herewith and such New Borrower's performance of all of the transactions contemplated hereby, and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized;

     2. certificate of the Secretary of State of Delaware of a recent date as to such New Borrower's existence and good standing;

     3. the results of UCC searches and intellectual property searches with respect to the Collateral indicating no Liens other than Permitted Liens and otherwise in form and substance satisfactory to the Bank;

     4.   the Perfection Certificate;

     5.   an Intellectual Property Security Agreement in the form of Exhibit B;
          and



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     6.   such other documents as the Bank may reasonably request.


                        [The remainder of this page is intentionally left blank)


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     This Joinder Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.


                                                 NEW BORROWERS:

                                                 SUREBRIDGE SERVICES, INC.


                                                 By: /s/ John J. Gavin, Jr.
                                                     --------------------------
                                                     Name:  John J. Gavin, Jr.
                                                     Title: Treasurer


                                                 SUREBRIDGE ACQUISITION CORP.

                                                 By: /s/ John J. Gavin, Jr.
                                                     --------------------------
                                                     Name:  John J. Gavin, Jr.
                                                     Title: Treasurer


                                                 MANAGEDOPS.COM, INC.

                                                 By: /s/ John J. Gavin, Jr.
                                                     --------------------------
                                                     Name:  John J. Gavin, Jr.
                                                     Title: Treasurer



                                                 EXISTING BORROWERS:


                                                 NAVISITE, INC.

                                                 By: /s/ James Pluntze
                                                     --------------------------
                                                     Name:  James Pluntze
                                                     Title: Treasurer


                                                 CLEARBLUE TECHNOLOGIES
                                                 MANAGEMENT, INC.

                                                 By: /s/ James Pluntze
                                                     --------------------------
                                                     Name:  James Pluntze
                                                     Title: Treasurer


                                                 AVASTA, INC.

                                                 By: /s/ James Pluntze
                                                     --------------------------
                                                     Name:  James Pluntze
                                                     Title: Treasurer


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                                                 CONXION CORPORATION

                                                 By: /s/ James Pluntze
                                                     --------------------------
                                                     Name:  James Pluntze
                                                     Title: Treasurer

                                                 INTREPID ACQUISITION CORP.

                                                 By: /s/ James Pluntze
                                                     --------------------------
                                                     Name:  James Pluntze
                                                     Title: Treasurer

                                                 LEXINGTON ACQUISITION CORP.

                                                 By: /s/ James Pluntze
                                                     --------------------------
                                                     Name:  James Pluntze
                                                     Title: Treasurer


                                                 BANK:

                                                 SILICON VALLEY BANK

                                                 By:
                                                    --------------------------
                                                    Name:
                                                    Title:



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                                                 CONXION CORPORATION

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:

                                                 INTREPID ACQUISITION CORP.

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:

                                                 LEXINGTON ACQUISITION CORP.

                                                 By:
                                                     --------------------------
                                                     Name:
                                                     Title:


                                                 BANK


                                                 SILICON VALLEY BANK

                                                 By: /s/ John K. Pieck
                                                     --------------------------
                                                     Name:  John K. Pieck
                                                     Title: Vice President